UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2006

                             INVESTORS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-51557                  22-3493930
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)



101 JFK Parkway, Short Hills, New Jersey                              07078
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operation and Financial Condition.
                ---------------------------------------------

     On April 27, 2006, Investors Bancorp, Inc. (the "Company") issued a press release reporting its financial results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01.      Financial Statements and Exhibits.
                ----------------------------------

     (a)  Financial Statements of Businesses Acquired. Not applicable.
     (b)  Pro Forma Financial Information. Not applicable.
     (c)  Shell Company Transactions. Not applicable.
     (d)  Exhibits.

          Exhibit No.           Description
          -----------           -----------

          99.1 Additional information regarding results of operations and financial condition for the quarter ended March 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      INVESTORS BANCORP, INC.



DATE:  April 27, 2006                 By:  /s/ Robert M. Cashill
                                           -------------------------------------
                                           Robert M. Cashill
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

 99.1 Additional information regarding results of operations and financial condition for the quarter ended March 31, 2006.